                                                                               .
                                                                               .
                                                                               .


                                                                    Exhibit 99.2

                            THE LUBRIZOL CORPORATION

                       CONSOLIDATED STATEMENTS OF INCOME

-------------------------------------------------------------------------------------------------
                                                                        Three Month Period
                                                                          Ended March 31
                                                                 --------------------------------
(In Thousands Except Per Share Data)                                2004                  2003
-------------------------------------------------------------------------------------------------
Net sales                                                         $577,920              $507,000
Royalties and other revenues                                           784                 1,213
                                                                 ---------              --------
          Total revenues                                           578,704               508,213

Cost of sales                                                      426,316               368,263
Selling and administrative expenses                                 51,880                50,815
Research, testing and development expenses                          40,724                41,633
Restructuring charge                                                    -                  3,506
                                                                 ---------              --------
          Total cost and expenses                                  518,920               464,217

Other income (expense) - net                                         2,399                  (309)
Interest income                                                        851                 1,041
Interest expense                                                    (6,178)               (5,888)
                                                                 ---------              --------
Income before income taxes                                          56,856                38,840
Provision for income taxes                                          19,331                12,817
                                                                 ---------              --------
Net income                                                       $  37,525              $ 26,023
                                                                 =========              ========

Net income per share                                             $    0.72              $   0.50
                                                                 =========              ========

Net income per share, diluted                                    $    0.72              $   0.50
                                                                 =========              ========

Dividends per share                                              $    0.26              $   0.26
                                                                 =========              ========
Weighted average common shares outstanding                          51,799                51,643
                                                                 =========              ========


Amounts shown are unaudited.
See accompanying notes to the financial statements.

                            THE LUBRIZOL CORPORATION

                           CONSOLIDATED BALANCE SHEETS

------------------------------------------------------------------------------------------------------------------
                                                                                 March 31              December 31
(In Thousands of Dollars)                                                          2004                   2003
------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and short-term investments                                                $  178,015             $  258,699
Receivables                                                                       386,039                324,567
Inventories:
  Finished products                                                               158,022                150,711
  Products in process                                                              71,863                 62,306
  Raw materials                                                                    74,039                 78,856
  Supplies and engine test parts                                                   20,436                 20,046
                                                                               ----------             ----------
                                                                                  324,360                311,919
                                                                               ----------             ----------
Other current assets                                                               44,343                 42,663
                                                                               ----------             ----------
                    Total current assets                                          932,757                937,848
Property and equipment - net                                                      689,332                689,994
Goodwill                                                                          281,054                208,726
Intangible assets - net                                                           102,948                 62,402
Investments in non-consolidated companies                                           6,067                  6,296
Other assets                                                                       33,025                 37,050
                                                                               ----------             ----------
                         TOTAL                                                 $2,045,183             $1,942,316
                                                                               ==========             ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Short-term debt and current portion of long-term debt                          $   59,934             $    2,899
Accounts payable                                                                  156,040                143,120
Accrued expenses and other current liabilities                                    147,552                153,458
                                                                               ----------             ----------
                    Total current liabilities                                     363,526                299,477
                                                                               ----------             ----------
Long-term debt                                                                    386,105                386,726
Postretirement health care obligations                                             98,814                 98,387
Noncurrent liabilities                                                            101,695                100,330
Deferred income taxes                                                              52,202                 52,810
                                                                               ----------             ----------
                    Total liabilities                                           1,002,342                937,730
                                                                               ----------             ----------

Minority interest in consolidated companies                                        52,513                 51,281
Contingencies and commitments
Shareholders' equity:

  Preferred stock without par value - authorized and unissued:
    Serial Preferred Stock -  2,000,000 shares
    Serial Preference Shares - 25,000,000 shares
  Common shares without par value:
    Authorized 120,000,000 shares
    Outstanding -  51,618,086 shares as of March 31,
      2004 after deducting 34,577,808 treasury
      shares, 51,588,190 shares as of December 31,
      2003 after deducting 34,607,704 treasury shares                             125,198                123,770
  Retained earnings                                                               903,009                865,488
  Accumulated other comprehensive loss                                            (37,879)               (35,953)
                                                                               ----------             ----------
                    Total shareholders' equity                                    990,328                953,305
                                                                               ----------             ----------
                         TOTAL                                                 $2,045,183             $1,942,316
                                                                               ==========             ==========


Amounts shown are unaudited.
See accompanying notes to the financial statements.

                            THE LUBRIZOL CORPORATION

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

------------------------------------------------------------------------------------------------------------------
                                                                                        Three Month Period
                                                                                          Ended March 31
                                                                                ----------------------------------
(In Thousands of Dollars)                                                            2004                2003
------------------------------------------------------------------------------------------------------------------
Cash provided from (used for):
Operating activities:
  Net income                                                                     $  37,525           $  26,023
  Adjustments to reconcile net income to cash provided
   by operating activities:
    Depreciation and amortization                                                   26,465              24,452
    Deferred income taxes                                                           (3,702)              1,535
    Restructuring charge                                                                                 3,506

    Change in current assets and liabilities:
      Receivables                                                                  (58,231)            (34,228)
      Inventories                                                                   (4,186)            (10,566)
      Accounts payable, accrued expenses and other                                  21,310             (13,558)
       current liabilities
      Other current assets                                                             178              (1,002)
    Other items - net                                                                  525              (1,947)
                                                                                 ---------           ---------
          Total operating activities                                                19,884              (5,785)
Investing activities:
  Capital expenditures                                                             (19,948)            (15,331)
  Acquisitions                                                                    (133,041)
  Other - net                                                                          147                (235)
                                                                                 ---------           ---------
          Total investing activities                                              (152,842)            (15,566)
Financing activities:
  Short-term borrowings(repayments)- net                                            58,663              (4,225)
  Long-term repayments                                                                 (21)               (103)
  Long-term borrowings                                                                                      11
  Dividends paid                                                                   (13,415)            (13,379)
  Stock options exercised                                                            1,428               1,190
                                                                                 ---------           ---------
          Total financing activities                                                46,655             (16,506)
Effect of exchange rate changes on cash                                              5,619              (1,425)
                                                                                 ---------           ---------
Net decrease in cash and short-term
  investments                                                                      (80,684)            (39,282)
Cash and short-term investments at beginning of period                             258,699             266,428
                                                                                 ---------           ---------
Cash and short-term investments at end of period                                 $ 178,015           $ 227,146
                                                                                 =========           =========


Amounts shown are unaudited.
See accompanying notes to the financial statements.

                            THE LUBRIZOL CORPORATION

                   Notes to Consolidated Financial Statements
                  Amounts in thousands (except per share data)

                                 March 31, 2004

1. The accompanying unaudited consolidated financial statements contain all adjustments (consisting only of normal recurring accruals) necessary to present fairly the financial position as of March 31, 2004 and December 31, 2003, and the results of operations and cash flows for the applicable periods ended March 31, 2004 and 2003.

2. Net income per share is computed by dividing net income by average common shares outstanding during the period, including contingently issuable shares. Net income per diluted share includes the dilutive effect resulting from outstanding stock options and stock awards.

     Per share amounts are computed as follows:

                                                                                     Three Month Period
                                                                                       Ended March 31
                                                                                ----------------------------
                                                                                   2004               2003
                                                                                ---------          ---------
         Numerator:
          Net income                                                            $ 37,525           $ 26,023
                                                                                ========           ========

         Denominator:
          Weighted average common shares outstanding                              51,799             51,643
          Dilutive effect of stock options and awards                                188                 89
                                                                                --------           --------
          Denominator for net income per share, diluted                           51,987             51,732
                                                                                ========           ========

         Net income per share                                                   $   0.72           $   0.50
                                                                                ========           ========
         Net income per share, diluted                                          $   0.72           $   0.50
                                                                                ========           ========


     Weighted average shares issuable upon the exercise of stock options which were excluded from the diluted earnings per share calculations because they were antidilutive were 1.9 million in 2004 and 4.0 million in 2003.

3. The company has elected the intrinsic value method to account for employee stock options. The following table shows the pro forma effect on net income per share if the company had applied the fair value recognition provisions of SFAS 123, "Accounting for Stock-Based Compensation," to stock-based employee compensation.

                                                                                        Three Month Period
                                                                                          Ended March 31
                                                                                  -----------------------------
                                                                                     2004                2003
                                                                                  ---------           ---------
          Reported net income                                                      $ 37,525            $ 26,023
          Plus: Stock-based employee compensation (net of
                tax) included in net income                                             181                 181
          Less: Stock-based employee compensation (net of
                tax) using the fair value method                                       (943)             (1,400)
                                                                                  ---------            --------
          Pro forma net income                                                     $ 36,763            $ 24,804
                                                                                  =========            ========

          Reported net income per share                                            $   0.72            $   0.50
                                                                                  =========            ========
          Pro forma net income per share                                           $   0.70            $   0.47
                                                                                  =========            ========
          Reported net income per share, diluted                                   $   0.72            $   0.50
                                                                                  =========            ========
          Pro forma net income per share, diluted                                  $   0.70            $   0.47
                                                                                  =========            ========


4. Total comprehensive income for the three-month periods ended March 31, 2004 and 2003 is comprised as follows:

                            THE LUBRIZOL CORPORATION

                   Notes to Consolidated Financial Statements
                  Amounts in thousands (except per share data)

                                                                                   Three Month Period
                                                                                     Ended March 31
                                                                              ----------------------------
                                                                                2004                2003
                                                                              --------            --------
        Net income                                                            $ 37,525            $ 26,023
        Foreign currency translation adjustment                                   (989)                872
        Change in pension plan minimum liability                                  (320)                  -
        Unrealized gains(losses) - natural gas hedges                             (247)                  -
        Unrealized gains(losses) - interest rate swaps                            (370)                278
                                                                              ---------           --------
        Total comprehensive income                                            $ 35,599            $ 27,173
                                                                              =========           ========


5. The company aggregates its product lines into three principal operating segments: fluid technologies for transportation, fluid technologies for industry and fluid technologies for advanced systems. The fluid technologies for advanced systems segment does not constitute a reportable business segment and has been classified as the all other reporting segment. Fluid technologies for transportation (FTT) is comprised of additives for lubricating engine oils, such as for gasoline, diesel, marine and stationary gas engines and additive components; additives for driveline oils, such as automatic transmission fluids, gear oils and tractor lubricants; and additives for fuel products and refinery and oil field chemicals. In addition, this segment sells additive components and viscosity improvers within its lubricant and fuel additives product lines. The company's fluid technologies for transportation product lines are generally produced in shared manufacturing facilities and sold largely to a common customer base. Fluid technologies for industry (FTI) includes industrial additives, such as additives for hydraulic, grease and metalworking fluids and compressor lubricants; and performance chemicals, such as additives for coatings and inks, defoamers, process chemicals and surfactants for personal care and industrial cleaners. Fluid technologies for advanced systems is comprised of fluid metering devices, particulate emission trap devices, FluiPak(TM) sensor systems, and PuriNOx(TM) low-emissions diesel fuel.

     The company primarily evaluates performance and allocates resources based on segment contribution income, defined as revenues less expenses directly identifiable to the product lines aggregated within each segment, as well as projected future returns. Segment contribution income reflects the exclusion for internal management reporting purposes of excess production capacity from product costs. In addition, in calculating segment operating profit before tax, the company allocates corporate research, testing, selling and administrative expenses, primarily based upon revenues, and assigns excess capacity costs to the segments to which it applies.

     The following table presents a summary of the company's reportable segments for the three months ended March 31, 2004 and 2003 based on the current reporting structure. Prior-year amounts have been restated to reflect reclassifications of products between reporting segments and changes in allocation methodology of corporate expenses.

                            THE LUBRIZOL CORPORATION

                   Notes to Consolidated Financial Statements
                  Amounts in thousands (except per share data)

                                                                             Three Month Period
                                                                               Ended March 31
                                                                       -----------------------------
                                                                         2004                2003
                                                                       ---------           ---------
        Revenues from external customers:
         Fluid technologies for transportation (FTT)                    $421,051            $390,505
         Fluid technologies for industry (FTI)                           148,499             110,513
         All other                                                         9,154               7,195
                                                                       ---------           ---------
          Total revenues                                                $578,704            $508,213
                                                                       =========           =========

        Segment contribution income(loss):
         Fluid technologies for transportation (FTT)                    $ 75,706            $ 75,404
         Fluid technologies for industry (FTI)                            25,713              20,566
         All other                                                        (1,002)             (2,064)
                                                                       ---------           ---------
          Total segment contribution income                              100,417              93,906

         Corporate expenses                                              (42,036)            (47,781)
         Corporate other income                                            3,802               1,068
         Restructuring charges                                                 -              (3,506)
         Interest expense - net                                           (5,327)             (4,847)
                                                                       ---------           ---------
         Income before income taxes                                     $ 56,856            $ 38,840
                                                                       =========           =========

        Segment operating profit(loss):
         Fluid technologies for transportation (FTT)                    $ 44,670            $ 38,464
         Fluid technologies for industry (FTI)                            20,046              12,087
         All other                                                        (2,533)             (3,358)
                                                                       ---------           ---------
          Total segment operating profit                                  62,183              47,193

         Restructuring charges                                                 -              (3,506)
         Interest expense - net                                           (5,327)             (4,847)
                                                                       ---------           ---------
         Income before income taxes                                     $ 56,856            $ 38,840
                                                                       =========           =========


6. The major components of our identifiable intangible assets are technology, land use rights, non-compete arrangements, distributor networks, trademarks, customer lists and patents. Excluding the non-amortized trademarks, which are indefinite and will not be amortized, the intangible assets are amortized over the lives of the agreements or other periods of value, which range between five and forty years. The following table shows the components of our identifiable intangible assets as of March 31, 2004 and December 31, 2003.

                            THE LUBRIZOL CORPORATION

                   Notes to Consolidated Financial Statements
                  Amounts in thousands (except per share data)


                                              As of March 31, 2004           As of December 31, 2003
                                           -------------------------       --------------------------
                                             Gross                          Gross
                                            Carrying    Accumulated        Carrying     Accumulated
                                             Amount     Amortization        Amount     Amortization
                                           ----------   ------------       --------    ------------
     Amortized intangible
      assets:
       Technology                           $ 38,720       $  19,009       $ 38,720        $  18,266
       Land use rights                         7,069             650          7,069              605
       Non-compete agreements                  6,892           2,332          6,892            1,989
       Distributor networks                    3,350             315          3,350              282
       Trademarks                              2,211           1,203          2,211            1,116
       Customer lists                         23,564             232              -                -
       Patents                                12,634             506          1,038              279
       Other                                  10,742             543         10,554              427
                                            --------       ---------       --------        ---------
        Total amortized
          intangible assets                  105,182          24,790         69,834           22,964
     Non-amortized trademarks                 22,556               -         15,532                -
                                            --------       ---------       --------        ---------
     Total                                  $127,738       $  24,790       $ 85,366        $  22,964
                                            ========       =========       ========        =========


     Amortization expense for intangible assets during the first quarter of 2004 and 2003 was $1.8 million and $1.2 million, respectively. Excluding the impact of further acquisitions, annual intangible amortization expense for the next five years will approximate $8.6 million in 2004 and 2005, $8.3 million in 2006, $7.7 million in 2007 and $6.2 million in 2008.

     The fair value of intangible assets acquired at the date of acquisition in the first quarter of 2004 is shown below by major asset class. The intangible assets will be amortized over periods ranging from 4 to 15 years. The company is currently in the process of finalizing the allocation of the purchase price for the hyperdispersants business purchased from Avecia, so it is possible the amount of amortization or the purchase price allocation may change.

                                                                   Fair Value
                                                                    of Assets
                                                                      2004
                                                                   ----------

                  Amortized intangible assets:
                    Customer lists                                  $ 23,976
                    Patents                                           11,627
                    Other                                                102
                                                                    --------
                     Total amortized intangible assets                35,705
                  Non-amortized trademarks                             7,024
                                                                    --------
                  Total                                             $ 42,729
                                                                    ========

                            THE LUBRIZOL CORPORATION

                   Notes to Consolidated Financial Statements
                  Amounts in thousands (except per share data)

     The carrying amount of goodwill by reporting segment is as follows:

                                                            FTT               FTI            Total
                                                         --------         ---------        --------
             Balance, December 31, 2002                  $ 44,887          $123,465        $168,352
               Goodwill acquired                                             36,219          36,219
               Translation & other adjustments              2,091             2,064           4,155
                                                         --------         ---------        --------
             Balance, December 31, 2003                    46,978           161,748         208,726

               Goodwill acquired                                             74,355          74,355
               Translation & other adjustments               (208)           (1,819)         (2,027)
                                                         --------         ---------        --------
             Balance, March 31, 2004                     $ 46,770          $234,284        $281,054
                                                         ========         =========        ========



7. The components of net periodic pension cost and post-employment benefits costs consisted of the following:

                                                 Three Month Period                Three Month Period
                                                    Ended March 31                   Ended March 31
                                               -----------------------          ------------------------
                                                  Pension Benefits                   Other Benefits
                                               -----------------------          ------------------------
                                                  2004          2003               2004          2003
                                               -----------   ----------         -----------   ----------
        Service cost - benefits
          earned during period                   $ 3,512      $ 3,615             $   661      $   507
        Interest cost on projected
          benefit obligation                       4,763        5,590               1,724        1,740
        Expected return on plan
          assets                                  (5,294)      (6,605)                  -            -
        Amortization of prior
          service costs                              440          822              (1,521)      (1,398)
        Amortization of initial
          net asset obligation                      (172)        (172)                  -            -
        Settlement (gain) loss                         -           69                   -            -
        Recognized net actuarial
          (gain) loss                                246          203                 628          557
                                                 -------      -------             -------     --------
        Net periodic benefit cost                $ 3,495      $ 3,522             $ 1,492      $ 1,406
                                                 =======      =======             =======     ========

     Expected employer contributions for pension benefits in 2004 consist of $2.7 million to the United States plan, $2.5 million to the United States non-qualified plan and a range of $5.0 million to $6.0 million for the United Kingdom plan. The expected contribution to the non-qualified U.S. plan, which is unfunded, represents an actuarial estimate of future assumed payments based on historic retirement and payment patterns. Actual amounts paid could differ from this estimate. In the first quarter of 2004, no contributions were made to the U.S. plans and payments of $.8 million were made to the U.K. plan.

                            THE LUBRIZOL CORPORATION

                   Notes to Consolidated Financial Statements
                  Amounts in thousands (except per share data)


8. In January, 2004, the company completed the acquisition of the coatings hyperdispersants business of Avecia for cash totaling $133.0 million. This additives business is headquartered in Blackley, United Kingdom, and develops, manufactures and markets high-value additives that are based on polymeric dispersion technology and used in coatings and inks. These products enrich and strengthen color while reducing production costs and solvent emissions, and are marketed under the brand names Solsperse(TM), Solplus(TM) and Solthix(TM). Historical annualized revenues of this business are approximately $50 million. The company is currently in the process of finalizing the allocation of the purchase price for the hyperdispersants business purchased from Avecia, so it is possible the amount of amortization or the purchase price allocation may change.

     The fair value of assets acquired and liabilities assumed in 2004 acquisitions is as follows:

                                                          Fair Value of
                                                         Assets Acquired
                                                            in 2004
                                                         --------------
           Receivables                                   $        7,981
           Inventories                                            9,864
           Prepaid assets                                           106
           Property                                               5,402
           Goodwill                                              74,817
           Intangibles                                           42,729
                                                        ---------------
           Total assets acquired                         $      140,899
                                                        ---------------

           Accounts payable                                       2,762
           Accrued expenses                                         107
           Noncurrent liabilities                                 4,989
                                                        ---------------
           Total liabilities assumed                     $        7,858
                                                        ---------------
           Increase in net assets from acquisitions      $      133,041
                                                        ===============

9. On April 16, 2004, the company signed a definitive agreement to purchase Noveon International, Inc. in a transaction valued at $1.84 billion. The acquisition, which has been approved by the board of directors of both companies, is subject to regulatory approval and is expected to close within three months of signing the definitive agreement. Noveon is a privately held Cleveland-based specialty chemical company with 2003 revenues of $1.1 billion. The transaction value includes a cash payment of approximately $920 million for equity and the assumption of net debt, which was approximately $920 million as of December 31, 2003.

     In April 2004, the company received a commitment letter from a bank for a $2.45 billion 364-day revolving credit facility to bridge finance the pending Noveon acquisition. The company plans to implement a permanent capital structure in the near-term that will replace the bridge financing and it is expected to include approximately $400 million in new common equity, with the remainder being financed through public bonds and bank loans. The company is working to amend its existing credit facility agreements to revise the financial covenant restrictions until the permanent capital structure is in place.

     After the announcement of the Noveon acquisition, the company's long-term and commercial paper credit ratings were reduced by one rating agency and put on review by another rating agency. The credit rating change eliminated the company's access to the commercial paper market. As a result, the company terminated its existing floating-to-fixed rate interest rate swaps with a notional value of $50 million effective April 29, 2004 and will repay its outstanding commercial paper upon maturity. The termination of the swap agreements resulted in a $3 million dollar pre-tax charge that will be recognized in the second quarter of 2004. In addition, the company decided to call the outstanding $18.4 million Marine Terminal Revenue Bonds, at par, effective June 1, 2004. To fund these actions, the company will borrow under its existing revolving credit facility.

                            THE LUBRIZOL CORPORATION

                   Notes to Consolidated Financial Statements
                  Amounts in thousands (except per share data)

10. On June 3, 2004, the company consummated its acquisition of Noveon International, Inc. ("Noveon") for cash of $0.9 billion and the assumption of approximately $1.1 billion of long-term indebtedness. Similar to Lubrizol, Noveon is a global producer and marketer of high-performance, specialty chemicals. The acquisition and related costs were financed with the proceeds of a $2.45 billion 364 day temporary bridge loan which bears interest at LIBOR plus 1.25%. Shortly after the acquisition, the company repaid substantially all of Noveon's long-term indebtedness with proceeds of the temporary bridge loan, which is expected to be replaced with the proceeds of permanent financing to be obtained in the future in the form of a term loan, debt securities and an equity issuance.

     The repayment of the debt securities is expected to be fully and unconditionally guaranteed on a joint and several basis by all direct and indirect, 100 percent owned, domestic subsidiaries of Noveon and the company. The following supplemental condensed consolidating financial information presents the balance sheets of the company as of March 31, 2004 and December 31, 2003 and its statements of income and cash flows for the three month periods ended March 31, 2004 and 2003 and provides information regarding The Lubrizol Corporation (the "Parent Company" and anticipated issuer of the debt securities) and its guarantor and non-guarantor ("Other") subsidiaries.

THE LUBRIZOL CORPORATION
CONDENSED CONSOLIDATING STATEMENT OF INCOME
THREE MONTH PERIOD ENDED MARCH 31, 2004
(IN THOUSANDS OF DOLLARS)



                                                 PARENT        SUBSIDIARY         OTHER                          TOTAL
                                                 COMPANY       GUARANTORS     SUBSIDIARIES    ELIMINATIONS    CONSOLIDATED
                                                 --------      ----------     ------------    ------------    ------------
Net sales                                        $296,769         $62,675        $313,334       $(94,858)       $577,920
Royalties and other revenues                          674              85              25                            784
                                                 --------         -------        --------       --------        --------
TOTAL REVENUES                                    297,443          62,760         313,359        (94,858)        578,704
                                                 --------         -------        --------       --------        --------

Cost of sales                                     215,937          47,794         257,459        (94,874)        426,316
Selling and administrative expenses                32,636           5,836          13,408                         51,880
Research, testing and development expenses         27,392           1,561          11,771                         40,724
                                                 --------         -------        --------       --------        --------
TOTAL COST AND EXPENSES                           275,965          55,191         282,638        (94,874)        518,920

Other income (expense) - net                       11,890           2,553         (11,582)          (462)          2,399
Interest income (expense) - net                    (5,671)                            344                         (5,327)
Equity in income of subsidiaries                   18,307           1,561                        (19,868)
                                                 --------         -------        --------       --------        --------
Income before income taxes                         46,004          11,683          19,483        (20,314)         56,856
Provision for income taxes                          8,496           3,612           7,224             (1)         19,331
                                                 --------         -------        --------       --------        --------
NET INCOME                                       $ 37,508         $ 8,071        $ 12,259       $(20,313)       $ 37,525
                                                 ========         =======        ========       ========        ========

THE LUBRIZOL CORPORATION
CONDENSED CONSOLIDATING STATEMENT OF INCOME
THREE MONTH PERIOD ENDED MARCH 31, 2003
(IN THOUSANDS OF DOLLARS)


                                                          PARENT        SUBSIDIARY        OTHER                           TOTAL
                                                          COMPANY       GUARANTORS    SUBSIDIARIES    ELIMINATIONS     CONSOLIDATED
                                                          -------       ----------    ------------    ------------     ------------
Net sales                                                $257,235        $47,307        $278,274        $(75,816)        $507,000
Royalties and other revenues                                  777             77             359                            1,213
                                                         --------        -------        --------        --------         --------
TOTAL REVENUES                                            258,012         47,384         278,633         (75,816)         508,213

Cost of sales                                             190,485         36,083         220,367         (78,672)         368,263
Selling and administrative expenses                        34,310          5,597          10,908                           50,815
Research, testing and development expenses                 28,887          1,424          11,322                           41,633
Restructuring charge                                                                       3,506                            3,506
                                                         --------        -------        --------        --------         --------
TOTAL COST AND EXPENSES                                   253,682         43,104         246,103         (78,672)         464,217

Other income (expense) - net                                4,101          3,126          (6,888)           (648)            (309)
Interest income (expense) - net                            (5,290)           (12)            455                           (4,847)
Equity in income of subsidiaries                           21,516          1,853                         (23,369)
                                                         --------        -------        --------        --------         --------
Income before income taxes                                 24,657          9,247          26,097         (21,161)          38,840
Provision for income taxes                                    461          2,396           8,931           1,029           12,817
                                                         --------        -------        --------        --------         --------
NET INCOME                                               $ 24,196        $ 6,851        $ 17,166        $(22,190)        $ 26,023
                                                         ========        =======        ========        ========         ========

THE LUBRIZOL CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEET
MARCH 31, 2004
(IN THOUSANDS OF DOLLARS)


                                                          PARENT       SUBSIDIARY        OTHER                            TOTAL
                                                         COMPANY       GUARANTORS     SUBSIDIARIES    ELIMINATIONS     CONSOLIDATED
                                                        ----------     ----------     ------------    ------------     ------------
ASSETS
Cash and short-term investments                             $1,314         $(1,111)      $177,812                         $178,015
Receivables                                                129,305          39,435        217,299                          386,039
Inventories                                                 92,317          42,062        218,079        $(28,098)         324,360
Other current assets                                        26,890             777          7,644           9,032           44,343
                                                        ----------      ----------       --------     -----------       ----------
       TOTAL CURRENT ASSETS                                249,826          81,163        620,834         (19,066)         932,757
                                                        ----------      ----------       --------     -----------       ----------
Property and equipment - at cost                         1,175,312          64,268        735,298                        1,974,878
Less accumulated depreciation                              769,834          14,421        501,291                        1,285,546
                                                        ----------      ----------       --------     -----------       ----------
       PROPERTY AND EQUIPMENT - NET                        405,478          49,847        234,007                          689,332
                                                        ----------      ----------       --------     -----------       ----------
Goodwill                                                    26,638         122,245        132,171                          281,054
Intangible assets - net                                     31,116          31,379         40,453                          102,948
Investments in subsidiaries and intercompany balances      954,180         814,056       (129,712)     (1,638,524)
Investments in non-consolidated companies                    5,379             688                                           6,067
Other assets                                                16,616           2,976         13,433                           33,025
                                                        ----------      ----------       --------     -----------       ----------
               TOTAL                                    $1,689,233      $1,102,354       $911,186     $(1,657,590)      $2,045,183
                                                        ==========      ==========       ========     ===========       ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Short-term debt and current portion of long-term debt                                     $59,934                          $59,934
Accounts payable                                           $69,097      $   13,784         73,159                          156,040
Accrued expenses and other current liabilities              73,824          21,902         51,826                          147,552
                                                        ----------      ----------       --------     -----------       ----------
       TOTAL CURRENT LIABILITIES                           142,921          35,686        184,919                          363,526
                                                        ----------      ----------       --------     -----------       ----------
Long-term debt                                             381,122                          4,983                          386,105
Postretirement health care obligations                      93,180                          5,634                           98,814
Noncurrent liabilities                                      40,708              42         60,945                          101,695
Deferred income taxes                                       24,208           6,207         21,787                           52,202
                                                        ----------      ----------       --------     -----------       ----------
       TOTAL LIABILITIES                                   682,139          41,935        278,268                        1,002,342
                                                        ----------      ----------       --------     -----------       ----------

Minority interest in consolidated companies                                                               $52,513           52,513

TOTAL SHAREHOLDERS' EQUITY                               1,007,094       1,060,419        632,918      (1,710,103)         990,328
                                                        ----------      ----------       --------     -----------       ----------
               TOTAL                                    $1,689,233      $1,102,354       $911,186     $(1,657,590)      $2,045,183
                                                        ==========      ==========       ========     ===========       ==========

THE LUBRIZOL CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(IN THOUSANDS OF DOLLARS)



                                                         PARENT         SUBSIDIARY        OTHER                            TOTAL
                                                         COMPANY        GUARANTORS     SUBSIDIARIES   ELIMINATIONS     CONSOLIDATED
                                                        ----------      ----------     ------------   ------------     ------------
ASSETS
Cash and short-term investments                            $56,254         $(1,008)      $203,453                         $258,699
Receivables                                                100,857          39,225        184,485                          324,567
Inventories                                                 76,824          44,316        216,583     $   (25,804)         311,919
Other current assets                                        26,357             663          6,612           9,031           42,663
                                                        ----------      ----------       --------     -----------       ----------
       TOTAL CURRENT ASSETS                                260,292          83,196        611,133         (16,773)         937,848
                                                        ----------      ----------       --------     -----------       ----------
Property and equipment - at cost                         1,156,725          71,539        732,335                        1,960,599
Less accumulated depreciation                              757,117          14,241        499,247                        1,270,605
                                                        ----------      ----------       --------     -----------       ----------
       PROPERTY AND EQUIPMENT - NET                        399,608          57,298        233,088                          689,994
                                                        ----------      ----------       --------     -----------       ----------
Goodwill                                                    24,992         124,776         58,958                          208,726
Intangible assets - net                                     12,169          32,784         17,449                           62,402
Investments in subsidiaries and intercompany balances      934,147         811,027        (96,914)     (1,648,260)
Investments in non-consolidated companies                    5,609             687                                           6,296
Other assets                                                20,528           3,427         13,095                           37,050
                                                        ----------      ----------       --------     -----------       ----------
               TOTAL                                    $1,657,345      $1,113,195       $836,809     $(1,665,033)      $1,942,316
                                                        ==========      ==========       ========     ===========       ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Short-term debt and current portion of long-term debt                                    $  2,899                       $    2,899
Accounts payable                                        $   63,967      $   17,418         61,735                          143,120
Accrued expenses and other current liabilities              79,922          20,728         52,808                          153,458
                                                        ----------      ----------       --------     -----------       ----------
       TOTAL CURRENT LIABILITIES                           143,889          38,146        117,442                          299,477
                                                        ----------      ----------       --------     -----------       ----------
Long-term debt                                             381,801                          4,925                          386,726
Postretirement health care obligations                      92,865                          5,522                           98,387
Noncurrent liabilities                                      44,662              44         55,624                          100,330
Deferred income taxes                                       24,050           6,894         21,866                           52,810
                                                        ----------      ----------       --------     -----------       ----------
       TOTAL LIABILITIES                                   687,267          45,084        205,379                          937,730
                                                        ----------      ----------       --------     -----------       ----------
Minority interest in consolidated companies                                                           $    51,281           51,281

TOTAL SHAREHOLDERS' EQUITY                                 970,078       1,068,111        631,430      (1,716,314)         953,305
                                                        ----------      ----------       --------     -----------       ----------
               TOTAL                                    $1,657,345      $1,113,195       $836,809     $(1,665,033)      $1,942,316
                                                        ==========      ==========       ========     ===========       ==========

THE LUBRIZOL CORPORATION
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
THREE MONTH PERIOD ENDED MARCH 31, 2004
(IN THOUSANDS OF DOLLARS)


                                                            PARENT      SUBSIDIARY        OTHER                         TOTAL
                                                            COMPANY     GUARANTORS    SUBSIDIARIES   ELIMINATIONS    CONSOLIDATED
                                                            -------     ----------    ------------   ------------    ------------
CASH PROVIDED FROM (USED FOR):
OPERATING ACTIVITIES:
Net income                                                  $37,508        $8,071         $12,259     $(20,313)         $37,525
Adjustments to reconcile net income to cash provided
    (used) by operating activities                          (33,942)       61,474         (65,486)      20,313          (17,641)
                                                            -------        ------         -------     --------          -------
          Total operating activities                          3,566        69,545         (53,227)                       19,884

INVESTING ACTIVITIES:
Capital expenditures                                        (12,278)       (1,371)         (6,299)                      (19,948)
Acquisitions                                                (20,328)                     (112,713)                     (133,041)
Other - net                                                     140          (141)            148                           147
                                                            -------        ------         -------     --------          -------
          Total investing activities                        (32,466)       (1,512)       (118,864)                     (152,842)

FINANCING ACTIVITIES:
Short-term borrowings                                                                      58,663                        58,663
Long-term repayments                                                                          (21)                          (21)
Dividends paid                                              (13,415)                                                    (13,415)
Changes in intercompany activities                          (20,450)      (68,145)         88,595
Stock options exercised                                       1,428                                                       1,428
                                                            -------        ------         -------     --------          -------
          Total financing activities                        (32,437)      (68,145)        147,237                        46,655

Effect of exchange rate changes on cash                       6,397             9            (787)                        5,619
                                                            -------        ------         -------     --------          -------
Net decrease in cash and short-term
   investments                                              (54,940)         (103)        (25,641)                      (80,684)

Cash and short-term investments at the beginning of
   period                                                    56,254        (1,008)        203,453                       258,699
                                                            -------        ------         -------     --------          -------

Cash and short-term investments at the end of period         $1,314       $(1,111)       $177,812     $                $178,015
                                                            =======      ========        ========     ========         ========

THE LUBRIZOL CORPORATION
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
THREE MONTH PERIOD ENDED MARCH 31, 2003
(IN THOUSANDS OF DOLLARS)

                                                             PARENT      SUBSIDIARY       OTHER                          TOTAL
                                                             COMPANY     GUARANTORS    SUBSIDIARIES   ELIMINATIONS    CONSOLIDATED
                                                             --------    ----------    ------------   ------------    ------------
CASH PROVIDED FROM (USED FOR):

OPERATING ACTIVITIES:
Net income                                                    $24,196        $6,851        $17,166       $(22,190)        $26,023
Adjustments to reconcile net income to cash provided
   (used) by operating activities                             (47,876)      100,220       (106,342)        22,190         (31,808)
                                                             --------       -------      ---------      ---------        --------
          Total operating activities                          (23,680)      107,071        (89,176)                        (5,785)

INVESTING ACTIVITIES:
Capital expenditures                                           (8,616)       (1,200)        (5,515)                       (15,331)
Other - net                                                       110          (272)           (73)                          (235)
                                                             --------       -------      ---------      ---------        --------
          Total investing activities                           (8,506)       (1,472)        (5,588)                       (15,566)

FINANCING ACTIVITIES:
Short-term repayments                                                          (103)        (4,122)                        (4,225)
Long-term repayments                                                                          (103)                          (103)
Long-term borrowings                                                                            11                             11
Dividends paid                                                (13,379)                                                    (13,379)
Changes in intercompany activities                             (1,710)     (104,310)       106,020
Stock options exercised                                         1,190                                                       1,190
                                                             --------       -------      ---------      ---------        --------
          Total financing activities                          (13,899)     (104,413)       101,806                        (16,506)

Effect of exchange rate changes on cash                            (1)           26         (1,450)                        (1,425)
                                                             --------       -------      ---------      ---------        --------
Net increase (decrease) in cash and short-term
   investments                                                (46,086)        1,212          5,592                        (39,282)

Cash and short-term investments at the beginning of period    116,478        (1,882)       151,832                        266,428
                                                             --------       -------      ---------      ---------        --------
Cash and short-term investments at the end of period          $70,392         $(670)      $157,424      $                $227,146
                                                             ========       =======      =========      =========        ========